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                                                                    EXHIBIT 99.2



         Pursuant to the rules and regulations of the Securities and Exchange Commission (the "Commission") relating to Form 8-K, Belco Oil & Gas Corp. hereby agrees to furnish, if requested by the Commission, the exhibits and schedules to the Agreement and Plan of Merger, dated as of October 31, 1997, by and among Belco Oil & Gas Corp., Belco Acquisition Sub, Inc. and Coda Energy, Inc.

                                        BELCO OIL & GAS CORP.


                                        By:  /s/ ROBERT A. BELFER
                                           ------------------------------------
                                             Robert A. Belfer,
                                             Chairman of the Board
                                             and Chief Executive Officer